UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 21, 2008

Nature’s Sunshine Products, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-8707	87-0327982
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

75 East 1700 South
Provo, Utah	84606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:

(801) 342-4300

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.  Other Events.

On November 21, 2008, Nature’s Sunshine Products, Inc. (the “Company”) issued a press release, entitled “Nature’s Sunshine Declares Quarterly Cash Dividend,” announcing a quarterly cash dividend of five cents per share of common stock, payable on December 12, 2008 to shareholders of record on December 3, 2008.  A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1  Press release, entitled “Nature’s Sunshine Declares Quarterly Cash Dividend,” issued by Nature’s Sunshine Products, Inc., dated November 21, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nature’s Sunshine Products, Inc.

Dated: November 24, 2008	By	/s/ Stephen M. Bunker
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press release, entitled “Nature’s Sunshine Declares Quarterly Cash Dividend,” issued by Nature’s Sunshine Products, Inc., dated November 21, 2008.